UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018 (May 23, 2018)

BankUnited, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane
Miami Lakes, FL 33016
(Address of principal executive offices) (Zip Code)

(305) 569-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07                                       Submission of Matters to a Vote of Security Holders.
On May 23, 2018, BankUnited, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting") and the following proposals were voted on:
Proposal No. 1:     To elect ten directors to the Company’s Board of Directors (the “Board”) to serve until the next annual meeting of stockholders and until that person’s successor is duly elected and qualified, or until that person's earlier death, resignation or removal.
Proposal No. 2:     To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018.
Proposal No. 3:     To hold an advisory vote to approve the compensation of the Company's named executive officers.
Proposal No. 4:     To hold an advisory vote on the frequency of the stockholder vote to approve the compensation of the Company's named executive officers in the future.
Each proposal is described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 6, 2018. The results of such stockholder votes are set forth below.
Proposal No. 1: All of the director nominees were elected to the Board based on the following votes:

Nominee	For	Withheld	Broker Non-Vote
Tere Blanca	89,934,134	27,221	5,516,520
Eugene F. DeMark	89,928,871	32,484	5,516,520
Michael J. Dowling	89,930,399	30,956	5,516,520
John A. Kanas	89,684,807	276,548	5,516,520
Douglas J. Pauls	89,931,820	29,535	5,516,520
A. Gail Prudenti	89,932,557	28,798	5,516,520
William S. Rubenstein	89,931,089	30,266	5,516,520
Rajinder P. Singh	89,931,329	30,026	5,516,520
Sanjiv Sobti, Ph.D.	89,932,539	28,816	5,516,520
Lynne Wines	89,930,879	30,476	5,516,520
Proposal No. 2: The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 received the following votes:

For	Against	Abstain	Broker Non-Vote
94,516,550	935,318	26,007	—
Proposal No. 3: The advisory vote to approve the compensation of the Company's named executive officers received the following votes:

For	Against	Abstain	Broker Non-Vote
88,116,264	1,781,966	63,125	5,516,520
Proposal No. 4: The advisory vote on the frequency of the stockholder vote to approve the compensation of the Company's named executive officers in the future received the following votes:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
88,416,588	24,671	1,459,490	60,606	5,516,520
After taking into consideration the results of the vote on Proposal 4 and the Board's recommendation, as described in the Company's definitive proxy statement for the Annual meeting, that stockholders vote to hold an advisory vote on the compensation of the Company's named executive officers each year, the Company intends to hold such an an advisory vote each year in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 24, 2018	BANKUNITED, INC.

/s/ Rajinder P. Singh
		Name:	Rajinder P. Singh
		Title:	President and Chief Executive Officer